UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 OR 15(d)
                  of the Securities and Exchange Act of 1934


                               September 26, 2003
                               ------------------
                                 Date of Report



                              ENVIROKARE TECH INC
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



       000-26095                                           88-0412549
-----------------------                        ---------------------------------
(Commission File Number                        (IRS Employer Identification No.)



             5850 T.G. Lee Blvd, Suite 535, Orlando, Florida 89120
             ------------------------------------------------------
               (address of Principal Executive Offices)(Zip Code)


                                 (407) 856-8882
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed since last Report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits


A Promissory Note between the Company and Leo Kapakos (Director) and Betty Kapakos, in the principal amount of $100,000 dated July 22, 2003, was approved by the Board of Directors minutes signed September 21, 2003.

Also a Warrant Agreement between the Company and Leo Kapakos (Director) and Betty Kapakos dated July 22, 2003, was approved by the Board of Directors minutes signed September 21, 2003.



c) Exhibits

Exhibit No.      Description of Document
----------       ------------------------

10.10            Promissory Note between the Company and Leo and Betty Kapakos

10.11            Warrant Agreement between the Company and Leo and Betty Kapakos

                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 26, 2003               Envirokare Tech Inc


                                        /s/ George Kazantzis
                                        ------------------------------
                                        George Kazantzis, COO